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Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Green Irons Holdings Corp. (the "Company") on Form 10-KSB for the year ended April 30, 2007 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Andrew Couvell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 9th day of August, 2007.

/S/ ANDREW COUVELL
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Andrew Couvell
Chief Executive Officer